UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                November 10, 2006
                Date of Report (Date of earliest event reported)



                            HARVEY ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)


         NEW YORK                      1-4626                   13-1534671
----------------------------    ----------------------    ---------------------
(State or other jurisdiction   (Commission File Number)    (IRS Employer
 of incorporation)                                        Identification Number)



                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
                  ---------------------------------------------
               (Address of principal executive office) (Zip Code)


Registrant's telephone number, including area code:  (201) 842-0078


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On November 10, 2006, Harvey Electronics, Inc. issued a press release announcing the completion of a $4 million equity infusion led by Trinity Investment Partners, LLC, and the appointment of new Board members in connection with the transaction. Along with the financing, the Company also completed a 1 for 4 reverse stock split.

Item 9.01 Financial Statements and Exhibits

Exhibit No. Description

99.1    Press release dated November 10, 2006


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   HARVEY ELECTRONICS, INC.


                          By: /s/Joseph J. Calabrese
                              ------------------------------------------------
                              Joseph J. Calabrese, Executive Vice President Chief Financial Officer, Treasurer and Secretary

Date:  November 16, 2006

                           HARVEY HOME ENTERTAINMENT

For Immediate Release
November 10, 2006

     HARVEY ELECTRONICS, INC. COMPLETES $4,000,000 INVESTMENT FROM TRINITY
             INVESTMENT PARTNERS AS NEW BOARD MEMBERS ARE APPOINTED

Lyndhurst, NJ, November 10, 2006 -- Harvey Electronics, Inc. ("Harvey Electronics", "Harvey" or the "Company"; NASDAQ: "HRVE") announced today that it has completed the $4 million equity infusion into the Company. Along with the financing, the Company also completed a 1 for 4 reverse stock split.

"With this new growth capital, Harvey is now positioned to take greater advantage of the rapid growth in home theater, multi-room audio and advanced home control systems in the Metro New York area," said Martin McClanan, Interim Chief Executive. "We can now invest in innovation in our stores, marketing, internet and technology which will keep Harvey's customer experience second to none."

The Company also announced the appointment of a number of experienced leaders to join the Company's Board. Andrew Stackpole, the Company's new Chairman commented, "High-end New York audio visual customers deserve to receive the best system design and installation services possible. The new leaders on the Board will help Harvey take its strong brand and organization to the next level."

The Company made the following appointments to the Board: Andrew Stackpole (Chairman), Robert Albus, Charles Berger, Scott Galloway, Patrick Hobbs, Ron Jones and Jonathan Stearns. Also, Peter Larson has agreed to act as a special advisor to the Chairman. Abbreviated biographies of the newly appointed Board Members and advisors are below.

Andrew Stackpole is a skilled financial industry executive. He is a founder and has been Managing Partner of Trinity Investment Partners. Prior to founding Trinity, he held leadership positions in a number of financial institutions including: Managing Director in the Global Consumer Products group of Merrill Lynch; Managing Director in the Mergers & Acquisitions department of Bear Stearns; Executive Director at SBC Warburg.

Charles Berger was CEO and Chairman of The Scotts Company. Prior to this, he held numerous leadership positions during his 32-year career at H.J. Heinz Company including Chairman and Chief Executive Officer of Heinz India Pvt. Ltd. (Bombay); Chairman, President, and CEO of Weight Watchers International. Mr. Berger is a Management Partner with Trinity Investment Partners LLC

Ron Jones was Chairman, President and CEO of Sealy, Inc. He was also President of the Home Furnishings Group of Masco, Inc. and President of HON Industries (now dba HNI Corporation). Mr. Jones is also a Management Partner with Trinity Investment Partners LLC.

Peter Larson, who will be assuming the role as special advisor to the Chairman of Harvey, was Chairman, CEO and President of Brunswick Corporation; Worldwide Chairman of Johnson & Johnson's Consumer and Personal Care Group and was President of Kimberly-Clark's Health, Infant and Adult Care sectors. He was also a Director of the New York Stock Exchange (member of the NYSE's Corporate Accountability and Listing Standards Committee). He currently serves as a Director of CIGNA Corporation and Click Commerce. Mr. Larson is also a Management Partner of Trinity Investment Partners LLC.

Scott Galloway is a Clinical Associate Professor at the NYU Stern School of Business and is the managing partner of Firebrand Partners, an activist investment firm. He is also the co-founder and a director of Red Envelope, a multi-channel retailer and founder of Prophet, a brand strategy consultancy operating in the U.S. Europe and Asia. Scott was elected to the World Economic Forum's Global Leaders of Tomorrow who recognize people under the age of 40 "whose achievements have had substantial impact on a global level."

Patrick Hobbs is the Dean of the Law School at Seton Hall University. Mr. Hobbs is a Commissioner on the New Jersey State Commission of Investigation and member of the Standards Review Committee of the American Bar Association, Section of Legal Education and Admissions to the Bar. He serves as a member of the boards of the Newark Alliance, Lexis-Nexis, Newark Beth Israel Medical Center, the New Jersey Commission of Professionalism, and the New Jersey Institute for Continuing Legal Education.

Robert Albus is the President & CEO of Goodrich Capital, a financial advisory firm. Mr. Albus has a strong marketing and general management background with firms such as ChemPro LLC, Home-Link Services, Advanced Polymer Services, Inc., Combe, Inc, and Johnson & Johnson.

Jonathan Stearns is a
Managing Director of AIG's Global Investment Group. Mr. Sterns has a wealth of financial and investment experience. He was a Managing Director and a founding member of Associated Partners, LLC; a Managing Director of Abbott Capital Management, LLC; Managing Director and co-head of Equinox Investment Partners and a Director with Kleinwort Benson Limited.

Michael Recca (Board Member since 1996 and former Chairman of the Board) and Ira Lamel (Board Member and Chairman of the Audit Committee 2003) have agreed to continue as members of the Board of the Company. Mr. Lamel is Executive Vice President, Chief Financial Officer and Treasurer of The Hain Celestial Group, Inc.

Further details on the Board Members and the periods of their election can be found in the Company's Proxy filing of September 21, 2006.

Harvey Electronics is a leading retailer and custom installer of high quality, exclusive home theater, audio and video products in the metropolitan New York area. The Company currently operates a total of nine locations; eight Harvey showrooms and one separate Bang & Olufsen branded store. There are two Harvey locations in Manhattan and six suburban locations in Paramus, New Jersey; Mt. Kisco, in Westchester; Greenwich, Connecticut; Greenvale/Roslyn, on the north shore of Long Island, in Eatontown, New Jersey and our newest store in Bridgewater, New Jersey. The Bang & Olufsen branded store is located in Union Square on 927 Broadway at 21st Street, in Manhattan. The Company also has a Bang & Olufsen showroom within the Harvey retail store in Greenwich, Connecticut.

Audio Video International, a well-respected trade publication, has named Harvey Electronics a national "Top Ten Retailer of the Year" seven years in a row. Zagat's 2006 New York City Shopping guide comments that at Harvey, "you won't be disappointed." Please visit a Harvey store or one of our Bang & Olufsen showrooms. Also, please inquire about Harvey's custom installation services.

From time to time, information provided by the Company, statements made by its employees or information, included in its filings with the Securities and Exchange Commission may contain statements, which are so-called "forward-looking statements" and not historical facts. Forward-looking statements can be identified by the use of words such as "believe", "expect", "intend",
"anticipate", "in my opinion", and similar words or variations. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual future results may differ significantly from those stated in any forward-looking statements. Forward-looking statements involve a number of risks and uncertainties, including, but not limited to, product demand, pricing, market acceptance, litigation, risks in product and technology development and other risk factors detailed in the Company's Prospectus dated March 31, 1998 and from time to time in the Company's Securities and Exchange Commission reports including its Form 10-K and Forms 10-Q.



For  more   information   and   showroom   locations,   visit  our   website  at
www.harveyonline.com.



o    Joseph J. Calabrese, Executive Vice President & CFO
     E-mail: jcalabrese@harveyonline.com
     Harvey Electronics, Inc.
     Tel. (201) 842-0078, Fax (201) 842-0317




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